UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

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JOBLOCATIONMAP INC.

(Exact name of registrant as specified in its charter)

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Nevada	001-36604	46-0745348
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 North Michigan Avenue #600, Chicago, IL 60611

(Address of Principal Executive Office) (Zip Code)

(773) 236-8132

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As of April 27, 2017, Omri Morchi and Eden Shoua (the “Sellers”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Sellers agreed to sell to Peak Global Consultants Limited (the “Purchaser”), the 8,000,000 shares of common stock of the Company (the “Shares”) owned by the Sellers, constituting approximately 84.2% of the Company’s 9,500,000 issued and outstanding common shares, for $235,000. As a result of the sale there was a change of control of the Company, effective as of May 12, 2017. There is no family relationship or other relationship between the Sellers and the Purchaser.

In connection with the sale, pursuant to the Stock Purchase Agreement, the Sellers and the Company’s Directors and officers—Mr. Morchi and Ms. Shoua--agreed to (a) appoint Liang Chen (the “Designee”) as the sole director of the Company, subject to the filing and dissemination of this Information Statement, and (b) submit their resignations as the directors and officers of the Company. As a result thereof, the Designee is now the sole director of the Company.

As of the date of this Form 8-K, the authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.0001 per share, of which 9,500,000 shares are issued and outstanding, and 50,000,000 shares of Preferred Stock, $.0001 par value, none of which shares are issued or outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

The information required by this Item 5.01 is incorporated herein by reference to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Stock Purchase Agreement, the Sellers resigned their positions, effective May 12, 2017.  Their resignations were not the result of any dispute or disagreement with the Registrant.

The Registrant’s new director, including any additional directors appointed by the Board of Directors, will hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been duly elected and qualified. The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

FORMER DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information concerning the former directors and executive officers of the Registrant, who resigned all of their positions as a result of the change of control on May 12, 2017:

Name	Position/Title	Age

Omri Morchi	President, Director	28

Eden Shoua	Treasurer, Secretary, Director	25

(1)

M. Morchi and Ms. Shoua resigned all of their positions when the change of control was completed, on May 12, 2017.

The following sets forth biographical information regarding the Company’s former directors and officers:

Mr. Omri Morchi

Mr. Morchi was our President and director and served in these capacities from June 15, 2010 until May 12, 2017.

Work Experience:

Office Temp - Office Team & Randstad (Current)

Receptionist/Admin Assistant - Israel Government

Past employment opportunities allowed him to become familiar working in an office where he performed such tasks as:

Performing general admin duties including, but not limited to: greeting clients/job candidates; answering general inquiries; photocopying; faxing; utilizing couriers; and coordinating meetings using Microsoft Outlook (3.5 years); preparing and reviewing written documents (Microsoft Word), including: proofreading and editing written information to ensure accuracy and completeness while tracking correspondence (1.5 years); coding invoices, processing expense and credit card receipts (6 months); and creating and inputting data into Microsoft Excel spreadsheets and other database systems (6 months).

Relevant Course Work:

Technical English (this course develops knowledge, skills processes, strategies, attitudes, and behaviors relevant to the world of academic, technical, and professional reading, writing, speaking, and listening); business communications (skill development in public speaking, correspondence, and report writing for business); business Info Technology (introduction to Microsoft Word, Excel, Access, Outlook and PowerPoint); business Information Systems (the classification, development, management, control and analysis of information are surveyed using Microsoft Excel, Access and PowerPoint).

Financial Accounting (complete all the steps of the accounting cycle culminating in the preparation and analysis of financial statements and a manual bookkeeping practice set); managerial accounting (devoted to managerial analysis and decision-making, special purpose reports for management, variable costing and the contribution approach, and budgeting).

Ms. Eden Shoua

Ms. Shoua was our Treasurer, Secretary and a director, from June 15, 2010 until May 12, 2017.

Between the years of 2006- 2010 Eden took courses in online marketing and sales in the college named Marketwise. The heart of marketing consists of a sequence of activities: identifying customer needs, developing goods and services to satisfy those needs, communicating information about products to potential customers, and distributing the products to customers.

In 2006 Eden finished high school in marketing and sales since then, she is providing her marketing skills and leadership training to organizations, including manufacturing firms, service firms, retailers, wholesalers, advertising agencies, the communications media, and government agencies include sales, advertising, retailing, brand management, logistics management, market research, purchasing management and more.

Set forth below is information describing the Company’s new sole officer and director (the “Designee”):

Name and Address	Position/Title (1)	Age

Liang Chen	Director, CEO, CFO	28
Xiang yan lu xi 255 Hao 3-1-402 shi, Wo yang xian cheng guang zhen An hui sheng, PRC 233600

(1)

The person named above became the Company’s sole director when completion of the change of control took effect, on May 12, 2017.

The following sets forth biographical information regarding the Company’s new sole director and officer:

Liang Chen graduated from the University of Science and Technology of China in 2010. He was employed from June 2010 – May 2015 as a marketing manager at Anhui Technology Import and Export Co where he was tasked with implementing new marketing campaigns for their products. From June 2015 to February 2017 he was the Marketing Director of Anhui Sinonet Science & Technology Co Ltd and has been instrumental in their expansion into the online and emerging markets in countries globally.

There is no relationship between the Sellers and the Designee. The new director and officer has no material plan, contract or arrangement (written or not written) to which he is a party, or in which he participates, that is entered into, or a material amendment, in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Company’s knowledge, during the past ten (10) years, neither our former directors, executive officers, promoters, control persons, nor the Designee, has been:

•

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•

convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock and (ii) by the directors and executive officers of the Company.  The person or the company named in the table has sole voting and investment power with respect to the shares beneficially owned.

The following sets forth the beneficial ownership information prior to the closing of the Share Purchase Agreement:

Title of Class	Name and Address	Amount and Nature of	Percent of Class(1)
	of Beneficial Owner	Beneficial Ownership

Common Stock, par value $0.0001	Omri Morchi 153 W. Lake Mead Pkwy Henderson, NV 89105	4,000,000	42.1%
	Eden Shoua 153 W Lake Mead Pkwy Henderson, NV 89105	4,000,000	42.1%
Common Stock, par value $0.0001	All Executive Officers and Directors as a Group (2 persons)	8,000,000	84.2%

(1)	The percent of class is based on 9,500,000 shares of common stock issued and outstanding as of April 27, 2017

The following sets forth the beneficial ownership information after the closing of the Share Purchase Agreement:

Title of Class	Name and Address	Amount and Nature of	Percent of Class(1)
	of Beneficial Owner	Beneficial Ownership

Common Stock, par value $0.0001	Liang Chen (1) 160 Kemp House City Road London Ec1V 2NX UK	8,000,000	84.2%

(1)

Liang Chen, the Designee, is the 100% owner of the Purchaser, and is therefore the beneficial owner of the 8,000,000 shares acquired by the Purchaser.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge (based upon a review of the Forms 3, 4 and 5 filed), no officer, director or 10% beneficial stockholder of the Company failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the Company’s fiscal year ended December 31, 2016.

COMPENSATION OF DIRECTORS AND OFFICERS

During the fiscal year ended December 31, 2016, no director or executive officer received any compensation from the Company.

Corporate Governance

Board of Directors and Committees; Director Independence

We do not have standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. These functions are currently performed by the Board of Directors, which currently consists of one person.  We do not have an audit committee charter or nominating committee charter.

Our Board of Directors does not currently have an expressed policy with regard to the consideration of any director candidates recommended by stockholders because the Board of Directors believes that it can adequately evaluate any such nominees on a case-by-case basis. Our Board of Directors does not currently have any formal minimum criteria for nominees. We have not received any recommendations for director nominees from any stockholders.

Neither of the former directors, nor the Designee following the change of control, are “independent” directors under the Nasdaq Marketplace Rules.

Board Meetings

During the Company’s fiscal year ended December 31, 2016, our Board of Directors did not hold any meetings and took no actions by written consent. We have not yet established a policy with respect to board member’s attendance at annual meetings.

Stockholder Communications

Our Board of Directors does not currently have a process for our stockholders to send communications to the Board of Directors. Following the change of control of the Board of Directors, our stockholders can send communications to the new Board of Directors by writing to Mr. Liang Chen, c/o Peak Global Consultants Limited, 160 Kemp House, City Road, London EC1V 2NX United Kingdom.

No current or prior officer or director has received any remuneration or compensation from the Company in the past two years, nor has any member of the Company’s management been granted any option or stock appreciation right. Accordingly, no tables relating to such items have been included within this Item. None of our employees are subject to a written employment agreement nor has any officer received a cash salary since our founding.

The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal periods ended December 31, 2016 and 2015. Other than as set forth herein, no executive officer’s salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Omri Morchi	2016	$-	$-	$-	$-	$-	$-	$-	$-
President	2015	$-	$-	$-	$-	$-	$-	$-	$-

Eden Shoua	2016	$-	$-	$-	$-	$-	$-	$-	$-
Treasurer	2015	$-	$-	$-	$-	$-	$-	$-	$-

Compensation of Directors

There are no agreements to compensate any of the directors for their services.

We have not adopted any retirement, pension, profit sharing, stock option or insurance programs or other similar programs for the benefit of our employees.

Termination of Employment and Change of Control Arrangement

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any former employees, officers or directors which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of such person’s employment with the Company, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the ownership of the Company’s securities, neither the former directors and officers, nor the Designee, nor any member of the immediate family of such person, have, to the knowledge of the Company, had a material interest, direct or indirect, during the two fiscal years ended December 31, 2015 and 2016, in any transaction or proposed transaction which may materially affect the Company

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
99.1	Agreement for Purchase of Common Stock dated as of April 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 17, 2017	JOBLOCATIONMAP INC.

	By:	/s/ Liang Chen
Liang Chen, CEO